EXHIBIT G(6)

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

THE CHASE MANHATTAN BANK AND EACH OF THE FOLLOWING INVESTMENT COMPANIES

DATED AS OF JULY 24, 2000

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of August 1, 1994:

FUND

PORTFOLIO

EFFECTIVE AS OF:

Fidelity Advisor Series I

Fidelity Advisor Balanced Fund

August 1, 1994

Fidelity Advisor Equity Growth Fund

August 1, 1994

Fidelity Advisor Equity Income Fund

August 1, 1994

Fidelity Advisor Growth & Income Fund

November 14, 1996

Fidelity Advisor TechnoQuant Growth Fund

November 14, 1996

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series VII

Fidelity Advisor Consumer Industries Fund

July 18, 1996

Fidelity Advisor Cyclical Industries Fund

July 18, 1996

Fidelity Advisor Financial Services Fund

July 18, 1996

Fidelity Advisor Health Care Fund

July 18, 1996

Fidelity Advisor Technology Fund

July 18, 1996

Fidelity Advisor Telecommunications & Utilities Growth Fund

July 18, 1996

Fidelity Advisor Series VIII

Fidelity Advisor Emerging Markets Income Fund

August 1, 1994

Fidelity Advisor Overseas Fund

August 1, 1994

Fidelity Advisor Korea Fund

June 17, 2000

Fidelity Beacon Street Trust

Fidelity Managed Currency Fund

August 1, 1994

Fidelity Capital Trust

Fidelity TechnoQuant Growth Fund

October 17, 1996

Fidelity Charles Street Trust

Fidelity Asset Manager

August 1, 1994

Fidelity Asset Manager: Growth

August 1, 1994

Fidelity Asset Manager: Aggressive

September 22, 1999

Fidelity Asset Manager: Income

August 1, 1994

Fidelity Commonwealth Trust

Fidelity Mid-Cap Stock Fund

August 1, 1994

Fidelity Deutsche Mark Performance

Fidelity Deutsche Mark Performance Portfolio, L.P.

August 1, 1994

Portfolio, L.P.

Fidelity Devonshire Trust

Fidelity Equity-Income Fund

August 1, 1994

Fidelity Financial Trust

Fidelity Equity-Income II Fund

August 1, 1994

Fidelity Garrison Street Trust

Central Money Market Fund (1)

June 28, 2000

Fidelity Hastings Street Trust

Fidelity Fund

August 1, 1994

Fidelity Growth & Income II Portfolio

March 25, 1998

Fidelity Investment Trust

Fidelity Diversified Global Fund

August 1, 1994

Fidelity Diversified International Fund

August 1, 1994

Fidelity Emerging Markets Fund

August 1, 1994

Fidelity Europe Capital Appreciation Fund

August 1, 1994

Fidelity Europe Fund

August 1, 1994

Fidelity International Growth & Income Fund

August 1, 1994

Fidelity Aggressive International Fund

August 1, 1994

Fidelity Japan Fund

August 1, 1994

Fidelity Overseas Fund

August 1, 1994

Fidelity Pacific Basin Fund

August 1, 1994

Fidelity Southeast Asia Fund

August 1, 1994

Fidelity Worldwide Fund

August 1, 1994

Fidelity Mt. Vernon Street Trust

Fidelity New Millennium Fund

August 1, 1994

Fidelity Puritan Trust

Fidelity Puritan Fund

August 1, 1994

Fidelity Revere Street Trust

Taxable Central Cash Fund

October 17, 1996

Central Cash Collateral Fund

June 22, 1999

Fidelity School Street Trust

Fidelity International Bond Fund

August 1, 1994

Fidelity New Markets Income Fund

August 1, 1994

Fidelity Securities Fund

Fidelity Growth & Income Portfolio

August 1, 1994

Fidelity Sterling Performance

Fidelity Sterling Performance Portfolio, L.P.

August 1, 1994

Portfolio, L.P.

Fidelity Trend Fund

Fidelity Trend Fund

August 1, 1994

Fidelity Union Street Trust

Fidelity Export and Multinational Fund

August 1, 1994

Fidelity Yen Performance

Fidelity Yen Performance Portfolio, L.P.

August 1, 1994

Portfolio, L.P.

Variable Insurance Products Fund

Equity-Income Portfolio

August 1, 1994

Overseas Portfolio

August 1, 1994

Variable Insurance Products Fund II

Asset Manager Portfolio

August 1, 1994

Asset Manager: Growth Portfolio

August 1, 1994

Variable Insurance Products Fund III

Balanced Portfolio

August 1, 1994

Growth & Income Portfolio

December 19, 1996

(1) Addition of Fidelity Garrison Street Trust: Central Money Market Fund effective June 28, 2000.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

EACH OF THE INVESTMENT COMPANIES	THE CHASE MANHATTAN BANK
LISTED ON THIS APPENDIX "A", ON BEHALF
OF EACH OF THEIR RESPECTIVE PORTFOLIOS
By: /s/Maria Dwyer	By: /s/Matthew Goad
Name: Maria Dwyer	Name: Matthew Goad
Title: Assistant Treasurer	Title: Vice President